UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2010

FACT CORPORATION
Exact name of registrant as specified in its charter

Colorado	000-17232	84-0888594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5614E Burbank Road S.E., Calgary, Alberta, Canada	T2H 1Z4
(Address of principal executive offices)	(Zip Code)

(888) 211 7181
Registrant’s telephone number, including area code

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 -Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Election of Director

Mr. Brad Hunsaker

Elected:                           October 29, 2010

There are no arrangements or understandings between Mr. Hunsaker and any other person pursuant to which Mr. Hunsaker was selected to serve as a member of the board of directors of the registrant.

Mr. Hunsaker has not been appointed to any committees of the board of directors at this time.

There has been no transaction nor are there any proposed transactions between the registrant and Mr. Hunsaker that would require disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FACT Corporation

Dated: November 18, 2010	By:	/s/ Jacqueline Danforth
	Name:	Jacqueline Danforth
`	Title:	Chief Executive Officer